UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 28, 2004
(Date of earliest event reported)

Rayovac Corporation

(Exact name of Registrant as specified in its charter)

Wisconsin (State of Incorporation)	001-13615 (Commission File No.)	22-2423556 (IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

(770) 829-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EX-23.1 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1 AUDITED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2 UNAUDITED CONSOLIDATED INTERIM FINANCIAL STATEMENTS
EX-99.3 UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Item 2. Acquisition or Disposition of Assets.

On June 14, 2004, Rayovac Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the Company’s acquisition, on May 28, 2004, of 90.1% of the outstanding capital stock of Microlite S.A., a Brazilian company.

This Amendment to the Current Report on Form 8-K is filed solely to include the financial statements and pro forma financial information described in Item 7 below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

A.	Financial Statements of Business Acquired.

a)	The following audited financial statements are included as Exhibit 99.1 to this report: Audited Consolidated Financial Statements of Microlite S.A.:

a.	Report of Independent Registered Public Accounting Firm.

b.	Consolidated Balance Sheet at December 31, 2003.

c.	Consolidated Statement of Operations for the year ended December 31, 2003.

d.	Consolidated Statement of Cash Flows for the year ended December 31, 2003.

e.	Consolidated Statement of Changes in Net Capital Deficiency for the year ended December 31, 2003.

f.	Notes to the Consolidated Financial Statements.

b)	The following unaudited financial statements are included as Exhibit 99.2 to this report: Unaudited Consolidated Interim Financial Statements of Microlite S.A.:

a.	Unaudited Consolidated Interim Balance Sheets at March 31, 2004 and 2003.

b.	Unaudited Consolidated Interim Statements of Operations for the three month periods ended March 31, 2004 and 2003.

c.	Unaudited Consolidated Interim Statements of Cash Flows for the three month periods ended March 31, 2004 and 2003.

d.	Unaudited Consolidated Interim Statement of Changes in Net Capital Deficiency for the three month periods ended March 31, 2004 and 2003.

e.	Notes to the Unaudited Consolidated Interim Financial Statements at March 31, 2004 and 2003.

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B.	Pro Forma Financial Information. The following unaudited pro forma financial information with respect to the Registrant is included as Exhibit 99.3 to this report:

a)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 28, 2004.

b)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2003.

c)	Unaudited Pro Forma Condensed Combined Statement of Operations for the six month period ended March 28, 2004.

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C.	Exhibits:

Exhibit Number	Description of Exhibit
2.1	Purchase Agreement dated February 21, 2004, by and among the Company, ROV Holding, Inc., VARTA AG, Interelectrica Administracao e Participacoes Ltda., and Tabriza Brasil Empreendimentos Ltda., previously filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 14, 2004, and hereby incorporated by reference.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of Microlite S.A. for the year ended December 31, 2003.
99.2	Unaudited Consolidated Interim Financial Statements of Microlite S.A. for the three month periods ended March 31, 2004 and 2003.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Rayovac Corporation and Microlite S.A.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004	RAYOVAC CORPORATION
	By:	/s/ Randall J. Steward
Randall J. Steward
Executive Vice President and Chief Financial Officer

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